UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): September 5, 2006


                               KEYSPAN CORPORATION

             (Exact Name of Registrant as Specified in Its Charter)


                                    New York

                 (State or Other Jurisdiction of Incorporation)


       1-14161                                            11-3431358
(Commission File Number)                       (IRS Employer Identification No.)


175 East Old Country Road, Hicksville, New York                11801
   One MetroTech Center, Brooklyn, New York                    11201

   (Address of Principal Executive Offices)                  (Zip Code)

                           (516) 755-6650 (Hicksville)
                            (718) 403-1000 (Brooklyn)

              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13.e-4(c))












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Item 1.01         Entry into a Material Definitive Agreement.

On January 4, 2005, KeySpan Corporation (the "Company") filed an 8-K (the "January 1, 2005 8-K") disclosing that, effective January 1, 2005, the Company entered into an employment agreement with Anthony Sartor relating to his services as Senior Vice President of the Company as well as President of KeySpan Services, Inc., a wholly-owned, indirect subsidiary of the Company (the "Employment Agreement"). In addition, the Company disclosed that, effective January 1, 2005, the Company entered into a supplemental retirement agreement with Mr. Sartor (the "Supplemental Agreement"). The January 1, 2005 8-K disclosed among other things the material terms of the Employment Agreement and the Supplemental Agreement and included both agreements as exhibits 10.1 and 10.2, respectively.

Effective September 5, 2006, the Company has entered into an amendment to the Employment Agreement with Mr. Sartor (the "Employment Agreement Amendment"). The Employment Agreement Amendment revises certain terms of the Employment Agreement, including, but not limited to, extending the term of the Employment Agreement from April 1, 2008 to April 1, 2009. In addition, the Employment Agreement Amendment revises certain terms of the Supplemental Agreement.

A copy of the Employment Agreement Amendment is attached hereto as Exhibit 10 and is incorporated herein by reference.





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Item 9.01        Financial Statements and Exhibits.

(c)              Exhibits.

Exhibit No.         Exhibit Description
-----------         -------------------

  10. Copy of the Amendment to the Employment Agreement dated January 1, 2005 between KeySpan Corporation and Anthony Sartor








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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               KEYSPAN CORPORATION

Dated: September 8, 2006                  By:  /s/John J. Bishar Jr.
                                               ---------------------
                                               Name:  John J. Bishar Jr.
                                               Title: Executive Vice President,
                                                      General Counsel and
                                                      Chief Governance Officer





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                               INDEX TO EXHIBITS


Exhibit No.             Exhibit Description
-----------             -------------------


  10. Copy of the Amendment to the Employment Agreement dated January 1, 2005 between KeySpan Corporation and Anthony Sartor













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